Exhibit 10.2

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this "Guaranty") is made as of the 12th day of May, 2023, by SKY HARBOUR, LLC, a Delaware limited liability company, ("Guarantor"), in favor of VISTA BANK ("Lender").

W I T N E S S E T H:

A.       Lender made a loan (the "Loan") to RAPIDBUILT, INC., a Texas corporation, and OVERFLOW, LTD., a Texas limited partnership (individually or collectively as the context requires, "Borrower"), in the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), evidenced by that certain Promissory Note (the "Note"), dated December 1, 2020, in the stated principal amount of $10,000,000.00, executed by Borrower and payable to the order of Lender as therein provided and pursuant to the Loan Agreement, dated December 1, 2020, by and between Lender and Borrower (the “Loan Agreement”).

The Note, the Loan Agreement, the Security Instrument, the Security Agreement (as defined in the Loan Agreement) and other documents executed in connection with the Loan, dated of even date herewith, are collectively referred to herein as the "Related Documents". Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

B.         Borrower has requested that Lender enter into that certain Consent, Waiver and Second Amendment to Loan Documents dated of even date herewith (the “Second Amendment”)

C.        One of the conditions to Lender's agreement to enter into the Second Amendment is that Guarantor guarantees to Lender the full and timely payment of the Loan and the performance and payment of all debts, duties and obligations of Borrower under the Related Documents, whether or not Borrower has personal liability thereunder, and the payment and performance of all other present and future indebtedness and obligations of Borrower to Lender.

NOW, THEREFORE, as a material inducement to Lender to make the Loan to Borrower, and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Guarantor does hereby, unconditionally, irrevocably and absolutely, warrant and represent to and covenant and agree with Lender as follows:

1.         Guaranty of Obligation.

(a)

Guarantor unconditionally, irrevocably and absolutely, jointly and severally, guarantees to Lender (i) that all obligations and indebtedness evidenced by or provided in the Note and the other Related Documents will be promptly paid when due and in accordance with the terms and provisions thereof (and as they may be amended, extended or renewed from time to time), and (ii) the prompt and full payment, performance and observance, when due, of all other indebtedness, liabilities, obligations and duties of every kind and character of Borrower to Lender under the Loan Agreement and the Related Documents, whether absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, and including, but not limited to, any debt, obligation or liability of Borrower to Lender as a member of any partnership, syndicate, association or other group, or whether incurred by Borrower as principal, surety, endorser, accommodation party or otherwise; including, without limitation, interest on all of the above amounts as agreed upon between Borrower and Lender, or if there is no agreement, at the highest lawful rate, and any and all renewals, extensions and rearrangements of all or any part of the indebtedness, obligations and liabilities hereinabove described.

Guaranty Agreement

(b)    All indebtedness, duties, obligations and liabilities described above or otherwise covered by this Guaranty, or intended so to be, are hereinafter sometimes collectively referred to as the "Guaranteed Indebtedness".

2.           Continuing Guaranty. This is a continuing guaranty and shall continue to apply without regard to the form or amount of Guaranteed Indebtedness which Borrower may create, renew, extend or alter in whole or in part, without notice to Guarantor. The circumstance that at any time or from time to time the Guaranteed Indebtedness may be paid or performed in full shall not affect the obligation of Guarantor with respect to Guaranteed Indebtedness of Borrower to Lender incurred or arising thereafter.

3.           Liability for Other Indebtedness. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Without in any way diminishing the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all other guaranties hereafter executed and delivered to Lender by Guarantor in favor of Lender relating to indebtedness of Borrower to Lender, and nothing herein shall ever be deemed to replace or be in lieu of any other of such subsequent guaranties.

4.           No Release From Obligations. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of Lender, on account of any or all of the following: (a) any assignment, endorsement or transfer, in whole or in part, of the Guaranteed Indebtedness, although made without notice to or the consent of Guarantor; (b) any waiver by Lender of the performance or observance by Borrower or Guarantor of any of the agreements, covenants, terms or conditions contained in any document evidencing, governing or securing the Guaranteed Indebtedness; (c) any extension of the time for payment or performance of all or any portion of the Guaranteed Indebtedness; (d) the renewal, rearrangement, modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Borrower set forth in any document evidencing, governing or securing any of the Guaranteed Indebtedness; (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or Guarantor; (f) any receivership, insolvency, bankruptcy, reorganization or other similar proceedings or lack of corporate power, affecting Borrower or Guarantor or any of the assets of Borrower or Guarantor; (g) any release, withdrawal, surrender, exchange, substitution, subordination or loss of any security or other guaranty at any time existing in connection with all or any portion of the Guaranteed Indebtedness, or the acceptance of additional or substitute property as security therefor; (h) the release or discharge of Borrower or any other obligor from the observance or performance of any agreement, covenant, term or condition contained in any document evidencing, governing or securing any of the Guaranteed Indebtedness; (i) any action which Lender may take or omit to take by virtue of any document evidencing, governing or securing any of the Guaranteed Indebtedness or through any course of dealing with Borrower; (j) the addition of a new guarantor or guarantors; (k) the operation of law or any other cause, whether similar or dissimilar to the foregoing; (l) any adjustment, indulgence, forbearance or compromise that may be granted or given by Lender to any party; (m) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity; (n) if the recovery from Borrower or any other person or entity becomes barred by any statute of limitations or is otherwise prevented; (o) any defenses, set-offs or counterclaims which may be available to Borrower or any other person or entity; (p) any impairment, modification, change, release or limitation of liability of, or stay of actions of lien enforcement proceedings against, Borrower, its property, or its estate in bankruptcy resulting from the operation of any present or future provision of the United States Bankruptcy Code or any other similar federal or state statute, or from the decision of any court; or (q) any neglect, delay, omission, failure or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any lien, security interest or other right of security (including perfection thereof), existing or to exist in connection with, or as security for, any of the Guaranteed Indebtedness, it being the intention hereof that Guarantor shall remain liable as principal on the Guaranteed Indebtedness, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor.

Guaranty Agreement

5.           Payment and Performance of Indebtedness. If an Event of Default, as defined in any of the Related Documents, occurs, Guarantor shall, without notice or demand, and without any notice having been given to Guarantor of the acceptance by Lender of this Guaranty and without any notice having been given to Guarantor of the creating or incurring of such indebtedness, pay the Guaranteed Indebtedness due thereon to Lender, at its office in Dallas, Texas, or at such other place as may be designated in writing by Lender, and perform such Guaranteed Indebtedness which Borrower has failed to perform, and it shall not be necessary for Lender, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable for such Guaranteed Indebtedness, or to enforce its rights against any security which shall ever have been given to secure such Guaranteed Indebtedness.

6.           Waiver of Notice. Notice to Guarantor of the acceptance of this Guaranty by Lender and notice of any liability to which it may apply are hereby expressly waived by Guarantor.

7.           Payments by Borrower. Each payment on the Guaranteed Indebtedness shall be deemed to have been made by Borrower unless express written notice is given to Lender at the time of such payment that such payment is made by a Guarantor as specified in such notice.

Guaranty Agreement

8.           Releases and Waivers.

(a) If all or any part of the Guaranteed Indebtedness at any time is secured by Borrower’s property, Guarantor agrees that Lender may at any time and from time to time, at its discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security without impairing or diminishing the obligations of Guarantor hereunder. Guarantor further agrees that if Borrower executes in favor of Lender any collateral agreement, mortgage or other security instrument, the exercise by Lender of any right or remedy thereby conferred on Lender shall be wholly discretionary with Lender, subject, however, to all applicable notice and opportunity to cure provisions set forth in the Related Documents, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligations of Guarantor hereunder. Guarantor further agrees that Lender shall not be liable for its failure to use diligence in the collection of the Guaranteed Indebtedness or in preserving the liability of any person liable on the Guaranteed Indebtedness, and Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof, notice of acceleration, and diligence in bringing suits against any person liable on the Guaranteed Indebtedness, or any part thereof.

(b) Guarantor hereby expressly waives all rights of Guarantor arising under § 34.02 of the Texas Business and Commerce Code, as amended (regarding the right to require Lender to sue Borrower on an accrued right of action following written notice to Lender), § 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against Guarantor without suit against Borrower, but precluding entry of judgment against Guarantor before entry of judgment against Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Lender to join Borrower in any suit against Guarantor unless judgment has been previously entered against Borrower), Sections 51.003 through 51.005 of the Texas Property Code.

9.          No Release of Guarantor. If the Guaranteed Indebtedness at any time exceeds the amount permitted by law, or Borrower is not liable because the act of creating the Guaranteed Indebtedness is ultra vires, or the officers or persons creating the Guaranteed Indebtedness acted in excess of their authority, or for any other reason, and for any of these reasons the Guaranteed Indebtedness which Guarantor agrees to pay cannot be enforced against Borrower, such fact shall in no manner affect any Guarantor's liability hereunder, but Guarantor shall be liable under this Guaranty notwithstanding that Borrower is not liable for the Guaranteed Indebtedness, to the same extent Guarantor would have been liable if the Guaranteed Indebtedness had been enforceable against Borrower.

10.         Optional Acceleration. In the event of the dissolution or insolvency of Borrower, or the inability of Borrower to pay its debts as they mature, or an assignment by Borrower for the benefit of creditors, or the institution of any proceedings by or against Borrower under the federal bankruptcy laws alleging that Borrower is insolvent or unable to pay its debts as they mature, or if any of the foregoing events occur with respect to Guarantor, and if such event shall constitute an Event of Default, as defined in any of the Related Documents, and shall occur at a time when any of the Guaranteed Indebtedness may not then be due and payable, such Guaranteed Indebtedness, at the option of Lender, shall thereupon be deemed to be immediately due and payable in full, and Guarantor shall pay to Lender forthwith the full amount which would be payable hereunder if all Guaranteed Indebtedness were then due and payable.

Guaranty Agreement

11.         Modifications and Waivers; Cumulative Rights. No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of Lender, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall, of itself, entitle Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by Lender in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of Lender hereunder are cumulative of each other and of every other right or remedy which Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. In this Guaranty, whenever the context so requires, the singular number includes the plural, and conversely.

12.         Compliance with Laws. No provision herein or in any promissory note, instrument or any other loan document executed by Borrower or any Guarantor evidencing, governing or securing all or any of the Guaranteed Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess interest in such respect is provided for herein or in any such promissory note, instrument, or any other Related Document, the provisions of this paragraph shall govern, and neither Borrower nor any Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties is to conform strictly to the usury laws now in force, and all promissory notes, instruments and other loan documents executed by Borrower or any Guarantor evidencing the Guaranteed Indebtedness shall be held subject to reduction of the interest charged to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

13.         Benefit to Guarantor. Guarantor acknowledges and warrants that Guarantor has derived or expects to derive financial and other advantage and benefit, directly or indirectly, from the Loan and each and every advance thereof and from each and every renewal, extension, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lender to Borrower.

14.         Attorney's Fees and Collection Costs. If Guarantor should breach or fail to perform any provision of this Guaranty, Guarantor agrees to pay to Lender all reasonable costs and expenses (including court costs and reasonable attorneys' fees to the extent enforceable under the laws of the State of Texas) incurred by Lender in the enforcement hereof.

15.         Guarantor's Warranties. Guarantor hereby warrants and represents unto Lender the following:

(a)    Guarantor has received or will receive, direct or indirect benefit from the making of this Guaranty;

Guaranty Agreement

(b)    [intentionally omitted];

(c)    This Guaranty constitutes a legal, valid and binding obligation of Guarantor, and is fully enforceable against Guarantor in accordance with its terms;

(d)    [intentionally omitted];

(e)    Except as may be set out on Exhibit "A" attached hereto and made a part hereof for all purposes, (i) there are no legal proceedings, claims or demands pending against, or to the knowledge of Guarantor, threatened against, Guarantor or Guarantor's assets, (ii) Guarantor is not, to the best of his actual knowledge, in breach or default of any legal requirement, contract or commitment, and (iii) to the best of his actual knowledge, no event (including specifically Guarantor's execution and delivery of this Guaranty) has occurred which, with the lapse of time or action by a third party, could result in Guarantor's breach or default under any legal requirement, contract or commitment; and

(f)    Guarantor hereby agrees to furnish to Lender from time to time, promptly upon request therefor, current financial reports and statements accurately setting out Guarantor's financial condition at the time of such request, containing such information as Lender may reasonably request, and prepared in accordance with generally accepted accounting principles consistently applied or in other form acceptable to Lender, in the exercise of its reasonable discretion.

16.       Subordination and Subrogation. Guarantor and Lender acknowledge that Borrower incurred certain indebtedness owing to Guarantor pursuant to the terms of that certain amounts evidenced by that certain Revolving Line of Credit Loan and Security Agreement dated July 27, 2022. Such indebtedness is subject to that certain Intercreditor Agreement by and between Guarantor and Lender dated July 27, 2022. Notwithstanding anything to the contrary contained in this Guaranty or any payments made by any Guarantor hereunder, Guarantor acknowledges and agrees that any right of subrogation is expressly subordinated to the rights of Lender, until the Guaranteed Indebtedness have been fully paid and satisfied.

17.         Law Governing and Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

18.        Severability. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

19.         Paragraph Headings. The paragraph headings inserted in this Guaranty have been included for convenience only and are not intended, and shall not be construed, to limit or define in any way the substance of any paragraph contained herein.

20.       Consent to Jurisdiction. Guarantor hereby irrevocably submits, for Guarantor and in respect of Guarantor's property, generally and unconditionally, at the election of Lender, to the jurisdiction of the courts of the State of Texas or of the United States of America for the State of Texas over any suit, action or proceeding arising out of or relating to this Guaranty. Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which Guarantor may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such Texas court that such suit has been brought in an inconvenient forum. Guarantor agrees that final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon Guarantor and may be enforced in the courts of Texas by a suit upon such judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact, provided that service of process is effected upon Guarantor in one of the manners specified herein or as otherwise permitted by law.

Guaranty Agreement

21.         Service of Process. Guarantor hereby irrevocably consents to process being served in any suit, action or proceeding hereunder (a) by serving a copy thereof upon Borrower, as Guarantor's agent for service of process (provided a copy shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to Guarantor at its address specified below, or to any other address which Guarantor shall have designated by written notice to Lender), or (b) if such service is impossible or impracticable in the sole judgment of the party serving such process, by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Guarantor at its address set forth below or to any other address which Guarantor shall have designated by written notice to Lender. Guarantor irrevocably waives, to the fullest extent permitted by law, all claims of error by reason of any such service and agrees that such service (i) shall be deemed in every respect effective service of process upon Guarantor in any such suit, action or proceeding, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon personal delivery to Guarantor.

22.         Successors and Assigns Bound; Joint and Several Liability; Agents; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, successors and permitted assigns of Lender and Guarantor. Notwithstanding the foregoing, Guarantor may not assign its rights or obligations hereunder. If Guarantor is comprised of more than one person or entity, whether as individuals, partners, partnerships or corporations, each such person or entity shall be jointly and severally liable for Guarantor's obligations hereunder. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the sections of this Guaranty are for convenience only and are not to be used to interpret or define the provisions hereof.

23.         Counterparts. This Guaranty may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one instrument.

[SIGNATURE PAGES FOLLOW]

Guaranty Agreement

EXECUTED AND DELIVERED on the date first above recited.

ADDRESS FOR NOTICE:	GUARANTOR:

Sky Harbour LLC	SKY HARBOUR, LLC,
136 Tower Road, Suite 205	a Delaware limited liability company
White Plains, NY 10604
Attn: Michael Schmitt
Email: mschmitt@skyharbour.group	By:	/s/ Tal Keinan
Tal Keinan, CEO
Sky Harbour LLC
136 Tower Road, Suite 205
White Plains, NY 10604
Attn: Alison Squiccimarro
Email: ASquiccimarro@skyharbour.group

Guaranty Agreement

EXHIBIT "A"

Guarantor Disclosures

None

9
Guaranty Agreement